EXHIBIT 99.1

SURGE GLOBAL ENERGY, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On September 19, 2007, Signet Energy, Inc. (“Signet”) completed the proposed business combination of Signet and Andora Energy Corporation ("Andora") (the “Combination”). As part of the Combination, each of the issued and outstanding shares of common stock of Signet was exchanged for 0.296895028 shares of common stock of Andora.  Surge Global Energy, Inc. (“Surge”) held 11,550,000 shares of common stock of Signet which were exchanged for approximately 3,429,138 shares of common stock of Andora representing approximately 5.78% of the fully diluted shares of Andora.  Approximately 2,127,616 shares of common stock of Andora received by Surge will be placed in an escrow account pursuant to the previously disclosed agreement with Valiant Trust Company and Signet.

As previously disclosed in Surge's Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on May 29, 2007, which is incorporated herein by reference, Surge entered into an Agreement to Vote (the “Voting Agreement”) with Signet, Andora and David Perez, Surge’s Chief Executive Officer (“Perez”), in connection with the Combination.   As previously disclosed in Item 2. Management’s Discussion and Analysis and Plan of Operation, “Corporate History”, of Surge’s Quarterly Report on Form 10-QSB filed with the SEC on August 20, 2007, which is incorporated herein by reference, the parties to the Voting Agreement entered into a new Agreement to Vote in connection with the Combination to extend the date by which the Combination could become effective. Upon closing of the Combination, Andora acquired all the issued and outstanding shares of Signet.

Andora is an oil and gas company owned 55.4% by Pan Orient Energy Corp., a Canadian energy company listed on the TSX Venture Exchange.   According to Andora’s publicly available information, Andora’s assets include various percentage interests in 84 sections of oil sands permits and a gross overriding royalty on various interests held by Deep Well Oil and Gas Inc. (“Deep Well”), all located in the Sawn Lake heavy oil project area of Alberta, Canada, as well as an effective 2.4% net gross overriding royalty (3% of an 80% working interest) on interests in the thickest net oil pay sections of the pool, which is payable by Deep Well.

Perez was on the Board of Directors of Signet and was also a stockholder of Signet.  Perez’s 850,000 shares of common stock of Signet were exchanged for approximately 252,361 shares of common stock of Andora.

In accordance with FASB issued SFAS No. 153, “Exchanges of Nonmonetary Assets—an amendment of APB Opinion No. 29,” Surge is required to measure the value of assets exchanged in the non-monetary transaction by using the net book value of the asset relinquished since the exchange was deemed to not have commercial substance.   Accordingly, Surge will not recognize a gain or loss on the conveyance of Signet shares into Andora shares.  Since the Combination will not have a material impact on Surge's financial position, the presentation of an Unaudited Pro forma Condensed Consolidated Balance Sheet has been excluded.

The Unaudited Pro forma Condensed Consolidated Financial Information have been prepared by management of Surge in order to present consolidated statement of losses for the year ended December 31, 2006 and the six months ended June 30, 2007 as well as the period from January 1, 2005 (date of inception for Surge) through June 30, 2007 as if the disposition occurred on the first day of the period presented.

The Unaudited Pro forma Condensed Consolidated Financial Information is not necessarily indicative of the actual results of operations which would have been attained had the disposition been consummated at either of the foregoing dates or which may be attained in the future. The Unaudited Pro forma Condensed Consolidated Financial Information should be read in conjunction the Surge’s previously filed Current Report on Form 8-K, dated September 25, 2007, the previously filed Annual Report on Form 10-KSB filed with the SEC on April 17, 2007 and Quarterly Report on Form 10-QSB filed with SEC on August 20, 2007, and the accompanying notes of Surge included in this Current Report on Form 8-K/A.

SURGE GLOBAL ENERGY, INC.
(A DEVELOPMENT STAGE COMPANY)

UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENT OF LOSSES
December 31, 2006

	For the year ended December 31, 2006				For the period from January 1, 2005 (date of inception of development stage) through December 31, 2006
	As Presented	Pro Forma Adjustment		Pro Forma	As Presented	Pro Forma Adjustment		Pro Forma
Revenue	$-	$-		$-	$-	$-		$-
Loss from operations	(14,451,688)	2,026,122	(1)	(6,129,550)	(23,859,520)	7,014,937	(1)	(10,548,567)
		6,296,016	(4)			6,296,016	(4)

Loss from Equity investment	(1,043,085)	1,043,085	(2)	-	(1,043,085)	1,043,085	(2)	-
Net gain/(loss) on revalution of warrant liability	(502,161)	-		(502,161)	(431,261)	-		(431,261)
Financing (expense) income, net	(1,048,186)	-		(1,048,186)	(3,002,532)	-		(3,002,532)

Gain (loss) from continuing operations, before income taxes and minority interest	(17,045,120)	9,365,223		(7,679,897)	(28,336,398)	14,354,038		(13,982,360)
Provision for income taxes	-	-		-	-	-		-

Loss before minority interest	(17,045,120)	9,365,223		(7,679,897)	(28,336,398)	14,354,038		(13,982,360)
Loss applicable to minority interest	1,119,027	(1,119,027)	(3)	-	3,679,096	(3,679,096)	(3)	-

Loss available to common stockholders	(15,926,093)	8,246,196		(7,679,897)	(24,657,302)	10,674,942		(13,982,360)

Other comprehensive (loss): foreign currency translation	339,014	-		339,014	153,600	-		153,600
Comprehensive income (loss)	(15,587,079)	8,246,196		(7,340,883)	(24,503,702)	10,674,942		(13,828,760)

Loss per common share (basic and diluted)	$(0.58)	-		$(0.28)	$(0.97)	-		$(0.55)

Weighted average shares outstanding	27,360,878			27,360,878	25,437,728			25,437,728

Pro forma adjustments for all 2006 periods presented above include:
(1) To reverse Signet's operating losses prior to deconsolidation.
(2) To reverse Surge's 27.3% share of Signet's losses based upon the equity method of accounting and subsequent to deconsolidation.
(3) To reverse the loss applicable to minority interest prior to deconsolidation.
(4) To reverse managements' impairment charge related to the Signet investment.

SURGE GLOBAL ENERGY, INC.
(A DEVELOPMENT STAGE COMPANY)

UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENT OF LOSSES
June 30, 2007

	For the six months ended June 30, 2007				For the period from January 1, 2005 (date of inception of development stage) through June 30, 2007
	As Presented	Pro Forma Adjustment		Pro Forma	As Presented	Pro Forma Adjustment		Pro Forma

Revenue	$-	$-		$-	$-	$-		$-
Loss from operations	(2,574,709)	-		(2,574,709)	(26,434,228)	7,014,937	(1)	(13,123,275)
						6,296,016	(4)

Loss from Equity investment	(447,977)	447,977	(2)	-	(1,491,062)	1,491,062	(2)	-
Warrants issued in connection with Peace Oil acquisition	(368,000)	-		(368,000)	(368,000)	-		(368,000)
Net gain/(loss) on revaluation of warrant liability	-	-		-	(431,261)	-		(431,261)
Financing (expense) income, net	(762,057)	-		(762,057)	(3,764,589)	-		(3,764,589))
Gain on sale of Peace Oil	3,098,554	-		3,098,554	3,098,554	-		3,098,554

Gain (loss) from continuing operations, before income taxes and minority interest	(1,054,189)	447,977		(606,212)	(29,390,586)	14,802,015		(14,588,571)
Provision for income taxes	(991,538)	-		(991,538)	(991,538)	-		(991,538)

Loss before minority interest	(2,045,727)	447,977		(1,597,750)	(30,382,124)	14,802,015		(15,580,109)
Loss applicable to minority interest	-	-		-	3,679,096	(3,679,096)	(3)	-

Loss available to common stockholders	(2,045,727)	447,977		(1,597,750)	(26,703,028)	11,122,919		(15,580,109)

Other comprehensive (loss): foreign currency translation	(40,594)	-		(40,594)	113,006	-		113,006
Comprehensive income (loss)	(2,086,321)	447,977		(1,638,344)	(26,590,022)	11,122,919		(15,467,103)

Loss per common share (basic and diluted)	$(0.07)	-		$(0.05)	$(1.02)	-		$(0.60)

Weighted average shares outstanding	30,098,146			30,098,146	26,142,525			26,142,525

Pro forma adjustments for all 2007 periods presented above include:
(1) To reverse Signet's operating losses prior to deconsolidation.
(2) To reverse Surge's 27.3% share of Signet's losses based upon the equity method of accounting and subsequent to deconsolidation.
(3) To reverse the loss applicable to minority interest prior to deconsolidation.
(4) To reverse managements' impairment charge related to the Signet investment.